EXHIBIT 10.12

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                    dated this ___ day of ____________, 2002

BETWEEN:

               618039 B.C. LTD. having a business and registered office located at 255 West Pender Street, Vancouver,
               B.C., V6E 2V1
                                                                    ("Assignor")
                                                               OF THE FIRST PART
AND:
               WHISTLER INC., having a business and registered office located at 1250 West Hastings Street, Vancouver,
               B.C. V6E 2M4
                                                                    ("Assignee")
                                                              OF THE SECOND PART
WHEREAS:

A. The Assignor wishes to assign 100% of its interest in and to any and all of its Assets (as hereinafter defined) to the Assignee subject to the terms and conditions hereof; and

B. The Assignee wishes to acquire a 100% ownership interest in the Assets (as hereinafter defined).

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto covenant and agree each with the other as follows:

1. For the purpose of this Agreement, the term Assets has the following meaning:
   "Assets" means: See schedule A
 thereto,

(hereinafter referred to as "Assets");

2. The Assignor does hereby assign 100% of its right, title and interest in the Assets to the Assignee for the amount of $1.00 (the receipt and sufficiency of which is hereby confirmed), and does hereby acknowledge and agree that upon execution of this Agreement the Assignee shall own a 100% interest in all right, title and interest now and in the future existing in and to the Assets.

3.   Time shall be of the essence of this Agreement.

4. The parties hereto covenant and agree to execute and deliver all such further documents as may be required to carry out the full intent and meaning of this Agreement and to effect the transaction contemplated herein.

5. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

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6.   This Agreement will enure to the benefit of and by binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have set their hands and seals as of the day and year first above written.

618039 B.C. LTD.

per:
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Authorized Signing Officer                                     (seal)


----------------------------------
Authorized Signing Officer


WHISTLER INC.

per:
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Authorized Signing Officer                                      (seal)


----------------------------------
Authorized Signing Officer